AMENDMENT NO. 1 TO CREDIT AGREEMENT
This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) dated as of April 17, 2023, is among STARBUCKS CORPORATION, a Washington corporation (the “Company”), and BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement described below) (in such capacity, the “Administrative Agent”), and each of the Lenders party hereto.
W I T N E S S E T H:
WHEREAS, the Company, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of September 16, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect prior to the date hereof, the “Existing Agreement” and as hereby amended and as from time to time further amended, supplemented, restated, amended and restated or otherwise modified, the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made a revolving credit facility in the principal amount of $3,000,000,000; and
WHEREAS, the Company has requested, and the Administrative Agent and each Lender party hereto have agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement to replace the London Interbank Offered Rate as administered by the ICE Benchmark Administration with Term SOFR as a successor rate and make such other amendments as provided herein;
NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:
(a)the Credit Agreement (excluding the Schedules and Exhibits thereto (other than as set forth below)) is hereby amended such that, after giving effect to all such amendments, it shall read in its entirety as set forth on Annex A attached hereto; and
(b)Exhibit A (Committed Loan Notice) to the Credit Agreement is hereby amended such that, after giving effect to all such amendments, it shall read in its entirety as set forth on Annex B attached hereto.
2.Effectiveness; Conditions Precedent. The effectiveness of this Amendment shall be as of the date hereof upon each of the following conditions precedent having been satisfied or waived (the “Amendment No. 1 Effective Date”):
(a)the Administrative Agent shall have received counterparts of this Amendment, duly executed by the Company, the Administrative Agent and each Lender; and
(b) all fees and expenses payable to the Administrative Agent (including the fees and expenses of counsel to the Administrative Agent to the extent due and payable under Section 10.04 of the Credit Agreement) shall have been or (concurrently herewith) will be, paid in full.
3.Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Company represents and warrants to the

Administrative Agent and the Lenders that this Amendment has been duly authorized, executed and delivered by the Company and constitutes its legal, valid and binding obligation, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting creditors’ rights generally and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
4.Existing LIBOR loans. The modifications to the Existing Agreement set forth in Exhibit A shall not apply with respect to any Loan (if any) requested, made or outstanding that bears interest with reference to a USD LIBOR rate that would have, but for the provisions hereof, referenced the publication of USD LIBOR prior to the Amendment No. 1 Effective Date (an “Existing Libor Loan”) and, in each case, the USD LIBOR-related definitions and provisions with respect thereto (as in effect immediately prior to giving effect to the provisions of this Amendment) shall continue in effect solely for such purpose; provided that, with respect to any such Existing Libor Loan, such Existing Libor Loan shall only continue in effect in accordance with its terms until the then-current Interest Period for such Existing Libor Loan has concluded.
5.Entire Agreement. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document. This Amendment, the Credit Agreement as amended hereby, and the other Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to any other party in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.
6.Full Force and Effect of Credit Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement is hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to its terms. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
7.Counterparts and Effectiveness. This Amendment may be in the form of an electronic record (in “.pdf” form or otherwise) and may be executed using electronic signatures, which shall be considered as originals and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts shall be one and the same Amendment.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed Amendment which has been converted into electronic form (such as scanned into “.pdf” format), or an electronically signed Amendment converted into another format, for transmission, delivery and/or retention.
8.Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. THIS AMENDMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH
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PURPOSES SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
9.Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
10.Severability. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition of invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.
11.References. All references to the “Credit Agreement” in the Loan Documents shall mean the Credit Agreement, as amended hereby.
12.Successors and Assigns. This Amendment shall be binding upon the Company, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Company, Lenders and the Administrative Agent and the respective successors and assigns of the Company, the Lenders and the Administrative Agent.
[Signature pages follow.]
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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

Company:

STARBUCKS CORPORATION

By:     /s/ Petr Filipovic
Name:     Petr Filipovic
Title:     vice president, treasurer
Amendment No. 1 to Credit Agreement
STARBUCKS CORPORATION
Signature Page

BANK OF AMERICA, N.A.,
as Administrative Agent

By:     /s/ Taelitha Bonds-Harris
Name:     Taelitha Bonds-Harris
Title:     Assistant Vice President
Amendment No. 1 to Credit Agreement
STARBUCKS CORPORATION
Signature Page

BANK OF AMERICA, N.A.,
as a Lender, as an L/C Issuer and Swing Line Lender

By:     /s/ John Dorost
Name:     John Dorost
Title:     Vice President
Amendment No. 1 to Credit Agreement
STARBUCKS CORPORATION
Signature Page

WELLS FARGO BANK, N.A.,
as a Lender and an L/C Issuer

By:     /s/ Ryan Tegeler
Name:     Ryan Tegeler
Title:     Vice President
Amendment No. 1 to Credit Agreement
STARBUCKS CORPORATION
Signature Page

CITIBANK, N.A.,
as a Lender and an L/C Issuer

By:     /s/ Michael Vondriska
Name:     Michael Vondriska
Title:     Vice President
Amendment No. 1 to Credit Agreement
STARBUCKS CORPORATION
Signature Page

U.S. BANK NATIONAL ASSOCIATION,
as a Lender and an L/C Issuer

By:     /s/ Joyce P. Dorsett
Name:     Joyce P. Dorsett
Title:     Senior Vice President
Amendment No. 1 to Credit Agreement
STARBUCKS CORPORATION
Signature Page

MUFG BANK, LTD.,
as a Lender

By:     /s/ Reema Sharma
Name:     Reema Sharma
Title:     Director
Amendment No. 1 to Credit Agreement
STARBUCKS CORPORATION
Signature Page

MORGAN STANLEY BANK, N.A.,
as a Lender

By:     /s/ Tayo Lapite
Name:     Tayo Lapite
Title:     Authorized Signatory
Amendment No. 1 to Credit Agreement
STARBUCKS CORPORATION
Signature Page

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:     /s/ Gregory T. Martin
Name:     Gregory T. Martin
Title:     Executive Director
Amendment No. 1 to Credit Agreement
STARBUCKS CORPORATION
Signature Page

THE BANK OF NOVA SCOTIA,
as a Lender

By:     /s/ Todd Kennedy
Name:     Todd Kennedy
Title:     Managing Director
Amendment No. 1 to Credit Agreement
STARBUCKS CORPORATION
Signature Page

GOLDMAN SACHS BANK USA,
as a Lender

By:     /s/ Keshia Leday
Name:     Keshia Leday
Title:     Authorized Signatory
Amendment No. 1 to Credit Agreement
STARBUCKS CORPORATION
Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:     /s/ Mark C. Gibbs
Name:     Mark C. Gibbs
Title:     Managing Director
Amendment No. 1 to Credit Agreement
STARBUCKS CORPORATION
Signature Page

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:     /s/ Miranda C. Stokes
Name:     Miranda C. Stokes
Title:     Managing Director, SVP
Amendment No. 1 to Credit Agreement
STARBUCKS CORPORATION
Signature Page

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as a Lender

By:     /s/ André Baladi
Name:     André Baladi
Title:     Managing Director

By:     /s/ Joseph Mayes
Name:     Joseph Mayes
Title:     Vice President
Amendment No. 1 to Credit Agreement
STARBUCKS CORPORATION
Signature Page

TRUIST BANK,
as a Lender

By:     /s/ Alysa Trakas
Name:     Alysa Trakas
Title:     Director

Amendment No. 1 to Credit Agreement
STARBUCKS CORPORATION
Signature Page

BANK OF CHINA, LOS ANGELES BRANCH,
as a Lender

By:     /s/ Jason Fu
Name:     Jason Fu
Title:     Senior Vice President
Amendment No. 1 to Credit Agreement
STARBUCKS CORPORATION
Signature Page

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH,
as a Lender

By:     /s/ Yao Xiao
Name:     Yao Xiao
Title:     Assistant Vice President

By:     /s/ Yuanyuan Peng
Name:     Yuanyuan Peng
Title:     Executive Director
Amendment No. 1 to Credit Agreement
STARBUCKS CORPORATION
Signature Page

STANDARD CHARTERED BANK,
as a Lender

By:     /s/ Kristopher Tracy
Name:     Kristopher Tracy
Title:     Director, Financing Solutions

Amendment No. 1 to Credit Agreement
STARBUCKS CORPORATION
Signature Page